Net result from services and commissions	12 Months Ended
Dec. 31, 2025
Fee and commission income (expense) [abstract]
Net result from services and commissions	Net revenues from services and commissions

	12/31/2025	12/31/2024	12/31/2023
Interchange	1,349,906	1,131,024	820,630
Commission and brokerage fees	831,142	785,976	536,580
Fund management and investment fees	157,144	124,128	90,772
Banking and credit operations	48,181	108,135	89,507
Other	60,333	90,813	69,945
Inter Loop (a)	(165,404)	(126,234)	(66,571)
Cashback expenses (b)	(273,207)	(360,562)	(236,482)
Total	2,008,095	1,753,280	1,304,382

(a)    This is a loyalty and rewards program offered by Banco Inter. Through this program, bank customers accumulate points in their transactions and financial operations and can exchange them for benefits, discounts, products or services; and
(b)     Refers to amounts paid to customers as an incentive to purchase or use products.